UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in the Form 8-K filed on May 31, 2022, the shareholders of First Northwest Bancorp (the “Company”) approved Amended and Restated Articles of Incorporation (the “Restated Articles”) on May 24, 2022. The changes approved by the shareholders amended subparagraph B of Article VI to provide for annual election of all directors instead of a classified board of directors. The approved changes also updated the Restated Articles to reflect current provisions of the Washington Business Corporation Act (the “WBCA”) and revised the language used to include gender-neutral titles and references. Finally, the approved proposal amended Article IX (now Article VIII) regarding advance notice of shareholder proposals and nominations of individuals for election as directors to delete the reference to giving 100 days’ advance notice of the annual meeting date, instead including language similar to the rules adopted by the Securities and Exchange Commission concerning shareholder proposals, and to require shareholders to provide additional information in connection with shareholder nominations.

The Company’s Board of Directors (the “Board”) also approved amendments to the Company’s Bylaws effective June 3, 2022, to delete the reference in Article III, Section 3 to a classified board, to include in Article III, Section 14 certain qualifications for directors of financial institutions, to reflect current provisions in the WBCA, to reflect gender-neutral titles and references, and to make other clarifying changes.

The Restated Articles were effective upon filing on June 3, 2022, with the Washington Secretary of State. A copy of the Restated Articles, marked to show changes from the Company’s Articles of Incorporation as amended through August 28, 2014, is included as Exhibit 3.1 to this report and is incorporated by reference. A copy of the Bylaws, marked to show the changes made by the amendments approved by the Board, is included as Exhibit 3.2 to this report and is also incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit. The following exhibits are filed with this Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of First Northwest Bancorp, as amended through June 3, 2022
3.2	Bylaws of First Northwest Bancorp, as amended effective June 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date:	June 3, 2022	/s/Matthew P. Deines
Matthew P. Deines
President and Chief Executive Officer